Business combinations and divestures	12 Months Ended
Dec. 31, 2023
Business Combinations [Abstract]
Business combinations and divestures	Business combinations and divestitures
Accounting Policy
Acquisitions of subsidiaries are included on the basis of the acquisition method. The cost of acquisition is measured based on the consideration transferred at fair value, the fair value of identifiable assets distributed and the fair value of liabilities incurred or assumed at the acquisition date (i.e. the date which we obtain control). Goodwill is capitalized as the excess of the costs of an acquired subsidiary, net of the amounts assigned to identifiable assets acquired and liabilities incurred or assumed. Acquisition-related costs are expensed when incurred in the period they arise or the service is received.
Business combinations
During 2023 we concluded the acquisitions of EO Technical Solutions, LLC (PAS 5500 parts repair company) and part of the semiconductor equipment activities from Philips Engineering Solutions. The goodwill (€33.0 million) has been allocated to the ASML reporting unit.
Divestitures
During 2021, we sold the non-semiconductor businesses of the acquired Berliner Glas (ASML Berlin GmbH) group.
The proceeds from these disposals totaled €339.4 million, which primarily related to the sale of the Medical
Applications and Swiss Optic business on November 30, 2021. The remaining proceeds are from the sale of the
Berliner Glas Technical Glas business on April 30, 2021.
A pre-tax gain of €213.7 million was recognized on these transactions which was recorded in the line item Other income (loss) in our Consolidated Statements of Operations in 2021